UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2025

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

(Address of principal executive offices and zip code)

+1 (646) 650-1351

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amended 8-K”) amends and restates the Current Report on Form 8-K filed by VolitionRx Limited (the “Company”) with the Securities and Exchange Commission on November 7, 2025 (the “Original Report”). The Company is filing this Amended 8-K to replace Exhibit 1.1 in the Original Report with Exhibit 1.1 attached to this Amendment. Exhibit 1.1 attached hereto corrects typographical errors contained in Exhibit 1.1 to the Original Report and supersedes it in its entirety.

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on October 10, 2025, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Newbridge Securities Corporation (the “Underwriter”), relating to an underwritten public offering of 11,550,000 shares (the “Closing Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), together with accompanying common stock purchase warrants to purchase up to an aggregate of 11,550,000 shares of Common Stock at a combined offering price to the public of $0.52 per share of Common Stock and accompanying common stock warrant to purchase one share of Common Stock, including $0.01 per common stock warrant, less an underwriting commission of 7.0% (the “Offering”). Pursuant to the terms of the Underwriting Agreement, the Company also granted the Underwriter a 30-day option (the “Over-Allotment Option”) to purchase up to an additional 1,732,500 shares of Common Stock (the ”Option Shares”), as well as accompanying common stock purchase warrants to purchase up to an aggregate of 1,732,500 shares of Common Stock (the “Option Warrants”) at the same price per share and accompanying warrant.

On November 7, 2025, the Company and the Underwriter entered into an amendment to the Underwriting Agreement (the “Amendment”), to modify the terms of the Over-Allotment Option. The Amendment permits the Underwriter, in its sole discretion, to exercise the Over-Allotment Option with respect to the Option Shares, the Option Warrants, or any combination thereof, rather than solely as a single, combined exercise for both. Concurrently with the execution of the Amendment, the Underwriter exercised its Over-Allotment Option to purchase 1,194,000 Option Shares and 1,732,500 Option Warrants at the same price per share and accompanying warrant as in the Offering, which 1,732,500 Option Warrants are exercisable for up to 83,580 shares.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Amendment No. 1 to Underwriting Agreement, dated November 7, 2025, by and between VolitionRx Limited and Newbridge Securities Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: November 10, 2025	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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